RESIDENTIAL MORTGAGE LOAN
                       ORIGINATION AGREEMENT


     THIS AGREEMENT (the "Agreement") is made this 4th day of September, 2003, by and between SADDLEBACK INVESTMENT SERVICES, INC., DBA AMERICAN NATIONAL MORTGAGE, a California corporation, and AMERICAN PREMIER BANK, a bank chartered by the State of California.

                             RECITALS:

     American National Mortgage ("American National") is a mortgage company licensed under the laws of the State of California and various other states. American National has an established retail mortgage loan origination operation and proposes by the terms of this Agreement to process and close residential mortgage loans for customers of American Premier Bank (the "Bank").

     Bank proposes, by the terms of this Agreement, to take residential mortgage loans from its customers that will be originated, processed and closed by American National.

NOW, THEREFORE IT IS AGREED AS FOLLOWS:

1.   Services of American National.

      (a) American National agrees to appoint Bank as its lending agent for the purpose of allowing Bank to take residential mortgage loans for Bank customers for submission to American National. However, this appointment is on a non-exclusive basis and American National and Bank are free to pursue other retail loan origination relationships.

     (b) American National agrees to receive the loan applications from the Bank and to complete origination, process and close residential loans resulting from such applications.

In furtherance thereof, American National shall:

          (1) Train and provide ongoing supervision of designated personnel of the Bank to take loan applications from customers of the Bank and submit them to American National.

          (2)  Provide loan application packages for distribution by the
          Bank for use by its    Customers.

          (3) Publish from time to time, by means of hard copy or electronic rate sheets, for use by Bank in promoting American National's loan products, a schedule of available loan products and terms.

          (4) Receive mortgage loan applications that are taken by the Bank and prepare and provide loan applicants with all disclosures or notices when and as required by applicable law or regulation, including, but not limited to, all disclosures and notices required under the Real Estate Settlement Procedures Act ("RESPA") in a timely manner.

          (5) Complete all origination and processing of loan applications and submission of processed loan packages to mortgage lenders of American National's choice for underwriting, approval and documentation and closing of mortgage loans, when and as required, all in compliance with applicable laws and regulations.

          (6) Advise loan applicants of credit decision, loan approval and/or status, and to provide for closing of approved loans. In addition, it shall send notices as required by law or regulation on disapproved loans.

          (7) Maintain records concerning all application as required by applicable law and regulations.

          (8) Furnish to Bank regular reports showing the action taken on all customer loan applications and the status of pending customer loan applications.

     (c) For services rendered pursuant to the terms of this Agreement which are paid by a loan applicant or borrower, the charges of American National for such services are set forth in Exhibit "A" hereto. All of such fees shall be paid by borrower directly or through the closing of the loan, as applicable. Such charges may be changed by American National with thirty (30) days written notice to Bank.

2.   Participation by Bank.

          (a) Bank agrees to take loan applications in conformity with the procedures and instructions provided Bank by American National, and to deliver such completed loan applications to American National for processing.

     (b)   Bank  will  distribute  to  its  customers  residential
mortgage loan application packages. All loan application packages, marketing material and other information made available to customers must be approved in advance by the Bank. Preparation and distribution of the loan application packages shall be pursuant to a schedule mutually agreed upon by Bank and American National.

3.   Fees Paid to Bank.

     In accordance with RESPA, as set forth in the Code of Federal Regulations, Title 24, Chapter XX, Part 3500, Sections 3500.14(b) and 3500.14(g)(1)(iii):

           (a) American National will pay to Bank, and, if required, properly disclose in accordance with RESPA and Regulation "Z", as compensation for its services rendered under
Section 2 of this Agreement those fees as determined as follows: fifty percent (50%) of (i) all points charged borrowers and (ii) all rebates, services release premiums or other moneys received by American National from mortgage lenders resulting from closing of loans to customers of the Bank.

      (b) Fees payable by American National to Bank will be due and payable in a timely manner, no more than seven (7) calendar days from the date of funding, recording and payment to American National by its lender/investor of any applicable loan.

4.      Representations and Warranties.

          (a) American National represents and warrants with respect to each loan it processes, has underwritten, and closes, that each such application or loan has been processed, underwritten, closed, and purchased in conformance with all applicable federal and state laws and regulations, including, but not limited to, RESPA, Regulation "B", Regulation "Z" and Regulation "X" and in accordance with its internal procedures. Such representations and warranties include, but are not limited to, the following:

          (1)That American National is not aware of any fraud, misrepresentation, fact or circumstance on the part of the borrower, the appraiser, or other parties associated with the loan transaction which would render the borrower ineligible for the subject mortgage loan.

                         (2)   That each application was processed
             or loan was made in compliance with all applicable federal and state statutes and regulations relating to the mortgage loan process, including, but not limited to, the Federal Consumer Credit Protection Act, the Real Estate Settlement Procedures Act, the Federal Fair Housing Act, the Flood Disaster Protection Act, the California Housing Financial Discrimination Act, and without limitation, laws and regulations relating to
             adjustable  or  variable  rate  mortgage  loans,   as
             applicable.

     (b) American National further represents and warrants to Bank that American National has full legal rights, power and authority to enter into and perform this Agreement. The execution and delivery of this Agreement by American National and the consummation by American National of the transactions contemplated hereby have been duly authorized by all necessary action by or on behalf of American National. This Agreement is a valid and bind obligation of American National, enforceable against American National in accordance in accordance with its terms.

      (c) Bank represents and warrants with respect to each loan application that it takes, that each such application or loan has been taken in accordance with the procedures and instructions of American National. Such representations and warranties include, but are not limited to, the following:

      (1) That the Bank is not aware of any fraud, misrepresentation, fact or circumstance on the part of the borrower, or other parties associated with the loan transaction which would render the borrower ineligible for the subject mortgage loan.

     (d) Bank further represents and warrants to American National that the Bank has full legal rights, power and authority to enter into and perform this Agreement. The execution and delivery of this Agreement by the Bank and the consummation by the Bank of the transactions contemplated hereby have been duly authorized by all necessary action by or on behalf of the Bank. This Agreement is a valid and bind obligation of American National, enforceable against the Bank in accordance in accordance with its terms.

5. Indemnification. American National shall defend, indemnify and hold harmless the Bank from and against all losses, claims, damages, liability, actions, costs or expenses (including attorney's fees) where such matters arise out of or are based in whole or part upon any act or omission by American National, its employees, agents, or representatives (other than Bank). Bank shall defend, indemnify and hold harmless American National from and against all losses, claims, damages, liability, actions, costs or expenses (including attorney's fees) where such matters arise of or are based in whole or part upon any act or omission by Bank, its employees, agents or representatives (other than American National).

6. Term and Termination. This Agreement will continue at the will of the parties for an indefinite term, cancelable by either party with, or without, cause upon six (60) days written notice. Termination of this Agreement shall result in the cessation of the origination of residential mortgage loans from and after the effective date of termination, but this Agreement shall continue to govern the rights of the parties, after the effective date of termination, until each loan closed under this Agreement has been paid in full. Notwithstanding anything to the contrary, this Agreement may be immediately terminated by either party to this Agreement upon the material breach of the other party to this Agreement.

7.   Confidentiality and Records.

     (a) American National agrees to keep any and all information pertaining to the Bank, including, but not limited to, information pertaining to the Bank's customers, strictly confidential, and American National agrees not to use such list of customers for any business purpose and will not release such information to third parties except as essential to performance of its obligations under this Agreement. Bank agrees to keep and maintain confidential all business practices that may be revealed by American National to Bank in furtherance of this Agreement that is not otherwise generally available to the public, or has not been disclosed to Bank from a third party, except for information that Bank may be required to disclose pursuant to any federal, state or local law governing Bank or information that Bank may be required to disclose to its auditors. American National and Bank shall comply with all federal, state or local laws, rules, regulations and ordinances governing or relating to privacy rights in connection with performance of their respective duties under this Agreement including, without limitation, the Gramm-Leach-Bliley Act and its implementing regulations.

     (b) At all reasonable times during business hours and upon advance notice, Bank shall have access to all mortgage loan files and records related to mortgage loans extended to Bank's customers as reasonably necessary or convenient to confirm compliance with the terms of this Agreement or as necessary or convenient to meet the requirements of regulators, auditors or other third parties having a valid business need for access to such information.

8. Cooperation of Parties. The parties to this Agreement agree to cooperate with each other in doing all things reasonably necessary to originate mortgage loans for Bank customers as contemplated by this Agreement.

9.    Assignment.    This Agreement shall not be assigned in whole
or in part by either party.

10.  Waiver.       If either party shall waive any requirement  of
this Agreement or any breach of this Agreement, such waiver shall be in writing, such waiver shall apply only to the specific requirement or breach waived and the Agreement thereafter shall be enforced as though no waiver shall have occurred. Waiver of any requirement or any breach in any one instance shall not be construed to be a waiver or strict adherence to the terms of this Agreement.

11. Notices. Any notice required or permitted by this Agreement shall be deemed given when sent by first-class mail, postage prepaid, or by overnight or other delivery service, and addressed to the party at its address set forth on the signature page. Either party may change its address in like manner.

12.  Miscellaneous Provisions.

     (a) Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California notwithstanding any conflicts-of-laws doctrines of such state or other jurisdictions to the contrary, and without the aid of any canon, custom or rule of law requiring constructions against the draftsman. The parties agree to submit to the jurisdiction and venue of the state and federal courts of Orange County, California, for the purposes of resolving disputes hereunder, and authorize any such action to be instituted and prosecuted exclusively in the Superior Court of the State of California or, if appropriate, the United State District Court for the Central District of California.

     (b) Breach. In the event that either party fails to comply with or otherwise breaches this Agreement, the prevailing party in any action or proceeding to enforce this Agreement shall be entitled to all costs of enforcement, including reasonable attorney's fees and legal expenses incurred by it.

     (c) Severability. If any provision of this Agreement is held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions of this Agreement, all of which are declared severable.

     (d)   Headings.   The  headings used in  this  Agreement  are
solely for convenience of reference and shall not affect its interpretation.

     (e) Words and Phrases. Words and phrases such as "to this Agreement," "herein," "hereinafter," "hereto," "hereof," "hereby," and "hereunder," when used with reference to this Agreement, refer to this Agreement as a whole, unless the context otherwise requires.

     (f) Gender and Number. Wherever from the context of this Agreement it appears appropriate, each term stated in either the singular or the plural shall include the singular or the plural, and pronouns sated in either the masculine, feminine or neuter gender, shall include the masculine, feminine and neuter.

     (g) Entire Understanding. Except as expressly reserved or otherwise provided herein, this Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     (h) Jury Waiver. THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF THE PARTIES' RESPECTIVE RIGHTS AND REMEDIES, INCLUDING WITHOUT LIMITATION, TORT CLAIMS. THE PARTIES ACKNOWLEDGE THAT EACH MADE THIS WAIVER VOLUNTARILY, INTELLIGENTLY, KNOWINGLY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS THEREOF.

     (i) Counterparts. This Agreement may be executed in any number of counterparts, including separate counterparts, all of which when taken together, shall constitute one instrument.

     (j) Independent Contractors. The parties to this Agreement are independent contractors and no agency (except as to the limited provisions of Section 1(a)), partnership, joint venture or employee-employer relationship is intended or created by this Agreement.

                   SIGNATURES ON FOLLOWING PAGE

     IN WITNESS WHEREOF the parties hereto have executed this Agreement effective the date and year first above written.


SADDLEBACK INVESTMENT SERVICES, INC.
dba AMERICAN NATIONAL MORTGAGE
3300 Irvine Avenue
Suite 220
Newport Beach, California 92660


by:  /s/ William R. Parker
     ---------------------
     William R. Parker
      President



AMERICAN PREMIER BANK
336 E. Huntington Drive
Arcadia, California 91006



by   /s/ Andrew Tjia
     ----------------------
     Andrew Tjia
     President and Chief Executive Officer


by_________________________________
     Hans Chan
     Executive Vice President and
     Chief Credit Officer







                            EXHIBIT "A"

American National will charge Bank's customers the following amounts for services rendered and costs incurred:

     $395.00 for loan processing
     $20.00 for credit report fees
     $65.00 for Residential Mortgage Credit report fees, when required

Other fees for appraisals, underwriting, funding, documents, etc.
will be charged by third parties.